UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 17, 2008
Date of report (Date of earliest event reported)

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of Registrant as Specified in Charter)

Commission File Number: 000-26585

DELAWARE (State or Other Jurisdiction of Incorporation)	54-1811721 (I.R.S. Employer Identification No.)

100 N. WILKES-BARRE BLVD., 4TH FLOOR, WILKES-BARRE, PA (Address of Principal Executive Office)	18702 (Zip Code)

Issuer’s telephone number, including area code (570) 822-6277

Former name or former address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 17, 2008, George Foreman Enterprises, Inc. (the "Company") exchanged executed copies of a Securities Purchase Agreement (the "Securities Purchase Agreement") and an Addendum to the Securities Purchase Agreement (the "Addendum") with new buyers and sold to such new purchasers newly issued 8% Convertible Promissory Notes of the Company (the “Convertible Notes”) in an aggregate principal amount of $200,000.00, all of which were effective as of March 31, 2008. The Convertible Notes are convertible into units of the Company at a conversion price of $2.50 per unit, subject to adjustment. Each unit shall consist of one share of the Company’s common stock, par value $0.01 (the “Common Stock”), and one warrant to purchase one share of Common Stock (“Warrant”), exercisable at a price of $3.00 per share, subject to adjustment. The Securities Purchase Agreement, the Addendum, the Convertible Notes and the Warrants are substantially identical in all material respects, except as to the parties thereto and the dates of execution, to the Securities Purchase Agreement, the Addendum, the form of Convertible Note and the form of Warrant, respectively, previously reported in the Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission on March 11, 2008. Also on April 17, 2008, the Company executed and exchanged with the buyers a Second Addendum to the Securities Purchase Agreement previously reported, pursuant to which the closing date of the previous Securities Purchase Agreement, as amended, was extended to March 31, 2008.

Item 3.02. Unregistered Sales of Equity Securities.

On April 17, 2008, the Company issued Convertible Notes in an aggregate principal amount of $200,000.00 for an aggregate sale price of $200,000.00, effective as of March 31, 2008. The Company paid no underwriting discounts or commissions. The sale was made in reliance upon an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D and/or Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act. The Company believes that these exemptions are available because, among other things, each of the buyers was, to the knowledge of the Company, an accredited investor who acquired the securities for investment purposes and agreed to restrictions on transfer. The terms of conversion and exercise are described above in Item 1.01.

The foregoing descriptions of the Second Addendum are qualified in their entirety by reference to the full text of said document, which is attached as Exhibit 10.1 to this Form 8-K and incorporated by reference herein. The foregoing descriptions of the Securities Purchase Agreement, the Addendum, the Convertible Notes and the Warrants are qualified in their entirety by reference to the full text of said documents, which are Exhibits 10.1 through 10.4, respectively, to the Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission on March 11, 2008, and which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Second Addendum to Securities Purchase Agreement.

10.2	Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on March 11, 2008).

10.3	Addendum to Securities Purchase Agreement (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on March 11, 2008).

10.4	Form of Convertible Note (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K filed on March 11, 2008).

10.5	Form of Warrant (incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed on March 11, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GEORGE FOREMAN ENTERPRISES, INC.

Dated: April 21, 2008	By:	/s/ JEREMY ANDERSON
Jeremy Anderson
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

10.1	Second Addendum to Securities Purchase Agreement.

10.2	Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on March 11, 2008).

10.3	Addendum to Securities Purchase Agreement (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on March 11, 2008).

10.4	Form of Convertible Note (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K filed on March 11, 2008).

10.5	Form of Warrant (incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed on March 11, 2008).

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